HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
CONSOLIDATED CONDENSED STATEMENTS OF EARNINGS
(Unaudited)
(In millions except per share amounts)

	Three months ended
	October 31, 2007	July 31, 2007	October 31, 2006
Net revenue	$28,293	$25,377	$24,555

Costs and expenses(a):
Cost of sales	21,304	19,164	18,593
Research and development	914	917	870
Selling, general and administrative	3,272	3,002	2,886
Amortization of purchased intangible assets	187	183	153
In-process research and development charges	4	--	--
Restructuring	(20)	(5)	152
Pension curtailments and pension settlements, net	--	--	--
Total costs and expenses	25,661	23,261	22,654

Earnings from operations	2,632	2,116	1,901

Interest and other, net	81	165	190
(Losses) gains on investments	(14)	5	14

Earnings before taxes	2,699	2,286	2,105

Provision for taxes(b)	535	508	408

Net earnings	$2,164	$1,778	$1,697

Net earnings per share:
Basic	$0.84	$0.68	$0.62
Diluted	$0.81	$0.66	$0.60

Cash dividends declared per share	$--	$0.16	$--

Weighted-average shares used to compute net earnings per share:
Basic	2,576	2,600	2,730
Diluted	2,678	2,697	2,816

(a) Stock-based compensation expense included under SFAS 123(R) was as follows:
Cost of sales	$40	$34	$37
Research and development	18	19	20
Selling, general and administrative	110	91	84
Total costs and expenses	$168	$144	$141

(b) Tax benefit from stock-based compensation	$(54)	$(36)	$(40)

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
CONSOLIDATED CONDENSED STATEMENTS OF EARNINGS
(In millions except per share amounts)

	Twelve months ended October 31,
	2007	2006
	(Unaudited)

Net revenue	$104,286	$91,658

Costs and expenses(a):
Cost of sales	78,887	69,427
Research and development	3,611	3,591
Selling, general and administrative	12,226	11,266
Amortization of purchased intangible assets	783	604
In-process research and development charges	190	52
Restructuring	387	158
Pension curtailments and pension settlements, net	(517)	--
Total costs and expenses	95,567	85,098

Earnings from operations	8,719	6,560

Interest and other, net	444	606
Gains on investments	14	25

Earnings before taxes	9,177	7,191

Provision for taxes(b)	1,913	993

Net earnings	$7,264	$6,198

Net earnings per share:
Basic	$2.76	$2.23
Diluted	$2.68	$2.18

Cash dividends declared per share	$0.32	$0.32

Weighted-average shares used to compute net earnings per share:
Basic	2,630	2,782
Diluted	2,716	2,852

(a) Stock-based compensation expense included under SFAS 123(R) was as follows:
Cost of sales	$161	$144
Research and development	74	70
Selling, general and administrative	394	322
Total costs and expenses	$629	$536

(b) Tax benefit from stock-based compensation	$(182)	$(160)

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
CONSOLIDATED CONDENSED BALANCE SHEETS
(In millions)

	October 31, 2007	October 31, 2006
	(unaudited)

ASSETS

Current assets:
Cash and cash equivalents	$11,293	$16,400
Short-term investments	152	22
Accounts receivable	13,420	10,873
Financing receivables	2,507	2,440
Inventory	8,033	7,750
Other current assets	11,997	10,779

Total current assets	47,402	48,264

Property, plant and equipment	7,798	6,863

Long-term financing receivables and other assets	7,647	6,649

Goodwill and purchased intangible assets	25,852	20,205

Total assets	$88,699	$81,981

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Notes payable and short-term borrowings	$3,186	$2,705
Accounts payable	11,787	12,102
Employee compensation and benefits	3,465	3,148
Taxes on earnings	1,891	1,905
Deferred revenue	5,025	4,309
Accrued restructuring	123	547
Other accrued liabilities	13,783	11,134

Total current liabilities	39,260	35,850

Long-term debt	4,997	2,490
Other liabilities	5,916	5,497

Stockholders' equity	38,526	38,144

Total liabilities and stockholders' equity	$88,699	$81,981

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
SEGMENT INFORMATION
(Unaudited)
(In millions)

	Three months ended
	October 31,	July 31,	October 31,
	2007	2007	2006(a)
Net revenue:

Enterprise Storage and Servers	$5,150	$4,547	$4,670
HP Services	4,367	4,186	4,080
HP Software	698	554	349
Technology Solutions Group	10,215	9,287	9,099
Personal Systems Group	10,133	8,894	7,823
Imaging and Printing Group	7,554	6,751	7,283
HP Financial Services	657	582	545
Corporate Investments	210	220	160
Total Segments	28,769	25,734	24,910
Eliminations of intersegment net revenue and other	(476)	(357)	(355)

Total HP Consolidated	$28,293	$25,377	$24,555

Earnings from operations:

Enterprise Storage and Servers	$693	$464	$502
HP Services	526	430	505
HP Software	177	81	60
Technology Solutions Group	1,396	975	1,067
Personal Systems Group	589	519	336
Imaging and Printing Group	1,094	981	1,080
HP Financial Services	48	39	35
Corporate Investments	(5)	(5)	(36)
Total Segments	3,122	2,509	2,482

Corporate and unallocated costs and eliminations	(197)	(101)	(156)
Unallocated costs related to stock-based compensation expense	(122)	(114)	(120)
Amortization of purchased intangible assets	(187)	(183)	(153)
In-process research and development charges	(4)	--	--
Restructuring	20	5	(152)
Pension curtailments and pension settlements, net	--	--	--
Interest and other, net	81	165	190
(Losses) gains on investments	(14)	5	14

Total HP Consolidated Earnings Before Taxes	$2,699	$2,286	$2,105

(a)	Certain fiscal 2007 organizational realignments have been reflected retroactively to provide improved visibility and comparability. For each of the quarters in fiscal year 2006, the realignments primarily resulted in revenue movement within business units within the ESS and HPS segments. There was no impact to total segment revenue.

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
SEGMENT INFORMATION
(Unaudited)
(In millions)

	Twelve months ended October 31,
	2007	2006(a)
Net revenue:

Enterprise Storage and Servers	$18,769	$17,308
HP Services	16,646	15,617
HP Software	2,325	1,301
Technology Solutions Group	37,740	34,226
Personal Systems Group	36,409	29,166
Imaging and Printing Group	28,465	26,786
HP Financial Services	2,336	2,078
Corporate Investments	762	566
Total Segments	105,712	92,822
Eliminations of intersegment net revenue and other	(1,426)	(1,164)

Total HP Consolidated	$104,286	$91,658

Earnings from operations:

Enterprise Storage and Servers	$1,980	$1,446
HP Services	1,829	1,507
HP Software	347	85
Technology Solutions Group	4,156	3,038
Personal Systems Group	1,939	1,152
Imaging and Printing Group	4,315	3,978
HP Financial Services	155	147
Corporate Investments	(57)	(151)
Total Segments	10,508	8,164

Corporate and unallocated costs and eliminations	(439)	(331)
Unallocated costs related to stock-based compensation expense	(507)	(459)
Amortization of purchased intangible assets	(783)	(604)
In-process research and development charges	(190)	(52)
Restructuring	(387)	(158)
Pension curtailments and pension settlements, net	517	--
Interest and other, net	444	606
(Losses) gains on investments	14	25

Total HP Consolidated Earnings Before Taxes	$9,177	$7,191

(a)	Certain fiscal 2007 organizational realignments have been reflected retroactively to provide improved visibility and comparability. For fiscal year 2006, the realignments primarily resulted in revenue movement within business units within the ESS and HPS segments. There was no impact to total segment revenue.